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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                           --------------------------


Date of Report (Date of earliest event reported):  August 30, 2000

                        EuroTelecom Communications, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                                                87-0409699
--------------------------------                             -------------------
  (State or other jurisdiction                                (I.R.S. Employer
of incorporation or organization)                            Identification No.)


                                     0-27673
                            ------------------------
                            (Commission File Number)


Farfield Park, Wath Upon Dearne, South Yorkshire, England S63 5BD
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(Address of principal executive offices)                        (UK Postal Code)

011-44-1709-874-600
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Registrant's telephone number, including area code (U K)


F4 Mexborough Business Center, College Road, Mexborough, Yorkshire, England
---------------------------------------------------------------------------
Former Address


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On August 30, 2000, EuroTelcom Communications, Inc. (the "Registrant") dismissed its independent public accountants, Crouch, Bierwolf & Chisholm. Crouch, Bierwolf & Chisholm's report on the Registrant's financial statements for the past two fiscal years of the Registrant did not contain an adverse opinion or a disclaimer of opinion and did not make any qualification or modification as to uncertainty, audit scope or accounting principles. During such period and any subsequent interim period preceding such dismissal the Registrant had no disagreement with its former independent public accountants on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, nor did there occur any other matter that was either the subject of a disagreement or a reportable event or that constituted an accounting, auditing or financial reporting issue required to be disclosed under this Item. The decision by the Registrant to dismiss Crouch, Bierwolf & Chisholm was recommended and approved by the Board of Directors of the Registrant on August 30, 2000. The Registrant asked Crouch, Bierwolf & Chisholm to furnish the Registrant with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether Crouch, Bierwolf & Chisholm agrees with the above disclosure. A copy of Crouch, Bierwolf & Chisholm's letter to the Commission, dated September 1, 2000, is filed as Exhibit 16 to this Form 8-K.

(b) Pursuant to the recommendation of management and the approval of the Board of Directors of the Registrant, the Registrant appointed BDO Stoy Hayward, effective August 30, 2000, as the Registrant's independent public accountants for the fiscal year ended June 30, 2000. No consultations occurred between the Registrant and BDO Stoy Hayward during the two fiscal years and any interim period preceding the appointment of BDO Stoy Hayward regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or (ii) the type of audit opinion that might be rendered on the Registrant's financial statements; or (iii) in connection with any other matter that was either the subject of a disagreement or a reportable event; or
(iv) in respect of any other accounting, auditing or financial reporting issue required to be disclosed under this Item. Prior to appointing BDO Stoy Hayward as the Company's independent public accountants, the Registrant did engage BDO Stoy Hayward as a financial advisor to assist the Company in responding to comments of the Commission regarding the Registrant's Form 10-SB registration statement and amendments thereto and to advise the Registrant regarding the placing of a class of its securities on the Alternative Investment Market of the London Stock Exchange. The Registrant provided BDO Stoy Hayward with a copy of this Form 8-K prior to its filing with the Commission. BDO Stoy Hayward had no additional information or comments to address to the Commission in response to this Item to clarify or add to the Registrant's expression of its views herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit 16. Letter from Crouch, Bierwolf & Chisholm to the Commission dated September 1, 2000.


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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: September 1, 2000

                                    EUROTELECOM COMMUNICATIONS, INC.
                                    (Registrant)



                                    By: /s/: Philip S. Derry
                                    --------------------------------------------
                                    Name:  Philip S. Derry
                                    Title: President and Chief Executive Officer



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                                  EXHIBIT INDEX
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  Exhibit
    No.                             Description
    ---                             -----------

    16. Letter from Crouch, Bierwolf & Chisholm to the Commission dated September 1, 2000.




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